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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 30, 1999

                          SCIENTIFIC NRG, INCORPORATED
             (Exact Name of Registrant as Specified in Its Charter)

                                    Minnesota
         (State or Other Jurisdiction of Incorporation or Organization)

                                     0-15148
                            (Commission File Number)

                                   41-1457271
                        (IRS Employer Identification No.)

              2246 Lindsay Way, Glendora, California    91740
             (Address of Principal Executive Offices) (Zip Code)

                                 (909) 305-0322
               Registrant's Telephone Number, Including Area Code

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         As a result of the closing under that certain Asset Purchase Agreement dated June 25, 1999 between the Registrant and NuVen Capital LP, a Nevada limited partnership ("NuVen Capital"), there has been a change in control of the Registrant. The Registrant issued 22,344,652 shares of no par value common stock to NuVen Capital in exchange for $10,281,082 in assets. The assets transferred to the Registrant consist of accounts receivables totaling $852,406; investments in subsidiaries totaling $9,443,238; and property and equipment totaling $36,362. NuVen Capital now beneficially owns 80% of the outstanding common stock of the Registrant. As part of the closing, all of the Registrant's existing Directors resigned in favor of nominees selected by NuVen Capital. As of July 1, 1999, the Registrant's directors are Fred G. Luke and Jon L. Lawver.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         As a result of the closing under that certain Asset Purchase Agreement dated June 25, 1999 between the Registrant and NuVen Capital LP, a Nevada limited partnership ("NuVen Capital"), the Registrant has acquired assets with a book value of $10,281,082 from NuVen Capital in exchange for 22,344,652 shares of the Registrant's no par value common stock.

         As a result of the closing under that certain Asset Purchase Agreement dated June 29, 1999 between the Registrant and Juan Flores, the Registrant sold its downlight business for $50,000. On August 15, 1998, the stockholders of the Registrant approved the sale of the Registrant's downlight business which constituted all or substantially all of the Registrant's operations. In connection with the approval of the sale of its downlight business, the Registrant indicated its new business purpose was to seek out new opportunities through a merger or acquisition of a private company.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         None

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         None

ITEM 5.  OTHER EVENTS

         As a result of the transactions described in Item 2, the Registrant will now focus its operations on buying and selling equity stakes in public and private companies.


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ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

         Although, Oliver K. Washburn, John Tastad, Jonathan D. Forgy, and Richard O. Weed resigned as Directors of the Registrant in connection with the closing of that certain Asset Purchase Agreement dated June 25, 1999 between the Registrant and NuVen Capital LP, a Nevada limited partnership, their resignation was not the result of any disagreement with the Registrant relating to the Registrant's operations, policies or practices.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         The financial statements for the acquisition described in Item 2 will be filed by amendment to this Form 8-K within 60 days. The unaudited pro forma balance sheet of the Registrant as of June 30, 1999 can be summarized as follows.

                                                                   June 30, 1999
                                                                    (Unaudited)
                                                                   ------------
CURRENT ASSETS

Cash                                                               $      5,000
Accounts Receivable                                                $    852,406
Note Receivable                                                    $     50,000
Inventory                                                                    --
Investments in Subsidiaries                                        $  1,002,433
Investment in Yes Licensing Partners LLC                           $    389,480
Investment in NuOasis Resorts Inc.                                 $  8,000,000
                                                                   ------------
Total Current Assets                                               $ 10,299,720

Property, Plant & Equipment, net                                   $     36,362
                                                                   ------------

Total Assets                                                       $ 10,336,082
                                                                   ============

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts Payable                                                   $      2,000
Total Current Liabilities                                          $      2,000
                                                                   ------------
Stockholders' Equity (Deficit) Common stock, no
 par value; Authorized 40,000,000 shares; Issued
 and outstanding:
June 30, 1999  31,723,897 shares                                   $ 13,923,088
Additional paid-in capital                                         $     11,970
Accumulated deficit                                                $ (3,587,155)
                                                                   ------------
Total stockholders' equity                                         $ 10,347,903

                                                                   $ 10,336,082
                                                                   ============


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ITEM 8.  CHANGE IN FISCAL YEAR

         None

SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 14, 1999

                                     Scientific NRG, Incorporated


                                     By: /s/ Fred G. Luke
                                     ----------------------------
                                     Name: Fred G. Luke
                                     Title: President


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